UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020 (April 1, 2020)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

412-553-4545

(Registrant’s telephone number, including area code)

Arconic Inc

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported on a Current Report on Form 8-K filed on April 6, 2020 with the U.S. Securities and Exchange Commission, Howmet Aerospace Inc. (the “Company” or “Howmet”), formerly known as Arconic Inc., completed the previously-announced separation of its business into two independent, publicly-traded companies (the “Separation”) – Howmet and Arconic Corporation (formerly known as Arconic Rolled Products Corporation) – on April 1, 2020. Following the Separation, Arconic Corporation holds the Global Rolled Products businesses (global rolled products, aluminum extrusions and building and construction systems) previously held by the Company. The Company retained the Engineered Products and Forgings businesses (engine products, fastening systems, engineered structures and forged wheels).

The Separation was effected by the distribution (the “Distribution”) of all of the outstanding shares of Arconic Corporation common stock to the Company’s stockholders who held shares of the Company’s common stock as of the close of business on March 19, 2020 (the “Record Date”). The Company’s stockholders of record as of the Record Date received one share of Arconic Corporation common stock for every four shares of the Company’s common stock held as of the Record Date. The Company did not issue fractional shares of Arconic Corporation common stock in the Distribution. Instead, each stockholder otherwise entitled to receive a fractional share of Arconic Corporation common stock will receive cash in lieu of fractional shares.

Item 7.01	Regulation FD Disclosure.

The unaudited pro forma condensed consolidated financial statements attached hereto as Exhibit 99.1 are not necessarily indicative of what Howmet’s results of operations or financial condition would have been had the Separation been completed on the dates assumed. In addition, they are not necessarily indicative of Howmet’s future results of operations or financial condition. As part of the fourth quarter 2019 earnings presentation webcast on January 27, 2020, Howmet’s management estimated that corporate costs in 2020 including depreciation and amortization are expected to be approximately $80 million to $90 million.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K will not be deemed an admission that such information includes material information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed statements of consolidated operations of Howmet for each year in the three-year period ended December 31, 2019 and the unaudited pro forma condensed consolidated balance sheet of Howmet as of December 31, 2019 are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

99.1	Unaudited pro forma condensed statements of consolidated operations of Howmet for each year in the three-year period ended December 31, 2019 and the unaudited pro forma condensed consolidated balance sheet of Howmet as of December 31, 2019

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

This Current Report on Form 8-K  contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Howmet’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts and expectations relating to the growth of end markets; statements and guidance regarding future financial results or operating performance; statements regarding future strategic actions; and statements about Howmet’s strategies, outlook, business and financial prospects. These statements reflect beliefs and assumptions that are based on Howmet’s perception of historical trends, current conditions and expected future developments, as well as other factors Howmet believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) the impact of the Separation on the businesses of Howmet; (b) deterioration in global economic and financial market conditions generally, including as a result of pandemic health issues (including coronavirus and its effects, among other things, on global supply, demand, and distribution disruptions as the coronavirus outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations); (c) unfavorable changes in the markets served by Howmet; (d) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (e) competition from new product offerings, disruptive technologies or other developments; (f) political, economic, and regulatory risks relating to Howmet’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (g) manufacturing difficulties or other issues that impact product performance, quality or safety; (h) Howmet’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (i) the impact of potential cyber attacks and information technology or data security breaches; (j) the loss of significant customers or adverse changes in customers’ business or financial conditions; (k) adverse changes in discount rates or investment returns on pension assets; (l) the impact of changes in aluminum prices and foreign currency exchange rates on costs and results; (m) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Howmet to substantial costs and liabilities; and (n) the other risk factors summarized in Howmet’s Form 10-K for the year ended December 31, 2019 and other reports filed with the U.S. Securities and Exchange Commission. Market projections are subject to the risks discussed above and other risks in the market. The statements in this report are made as of the date of this report. Howmet disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: April 7, 2020	By:	/s/ Paul Myron
	Name:	Paul Myron
	Title:	Vice President and Controller